UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2025
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 NE Circle Blvd., Suite 350 Corvallis, OR		97330
(Address of principal executive offices)		(Zip Code)
(971) 371-1592
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the approval by the stockholders of NuScale Power Corporation (the “Company”) at a special meeting of stockholders held on December 16, 2025 (the “Special Meeting”) as described in Item 5.07 below, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to amend the Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) from 332,000,000 to 662,000,000 shares (the “Authorized Share Increase Amendment”).

The foregoing description of the Authorized Share Increase Amendment is qualified in its entirety by reference to the full text thereof filed herewith as Exhibits 3.1and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2025, the Company held the Special Meeting. As of the close of business on November 17, 2025, the record date for the Special Meeting (the “Record Date”), there were a total of 282,843,482 shares of Class A Common Stock and 19,881,099 shares of the Company’s Class B common stock, par value $0.0001 per share (together with the Class A Common Stock, the “Common Stock”) outstanding and eligible to vote. At the Special Meeting, 213,044,209 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present for the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 20, 2025, and first mailed to the Company’s stockholders on or about the date thereof, is set forth below.

1. Authorized Share Increase Amendment:

At the Special Meeting the Company’s stockholders approved the Authorized Share Increase Amendment as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
184,482,987	27,954,729	606,493	0

2. Adjournment Proposal:

Because the Authorized Share Increase Amendment was approved, the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if a quorum is not present or there are insufficient votes at the time of the Special Meeting to approve the Authorized Share Increase Amendment (the “Adjournment Proposal”), was rendered moot and was not called for a vote at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, as amended, of NuScale Power Corporation, effective December 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: December 17, 2025	By:	/s/ Robert Ramsey Hamady
	Name:	Robert Ramsey Hamady
	Title:	Chief Financial Officer